SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 7, 2003

(Date of earliest event reported)

MIDDLEBURG FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-24159 (Commission File Number)	54-1696103 (IRS Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of Principal Executive Offices)	20117 (Zip Code)

Registrant’s telephone number, including area code:

(703) 777-6327

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press Release issued by the Registrant dated August 7, 2003.

99.2

Press Release issued by the Registrant dated August 14, 2003.

Item 12.

Results of Operations and Financial Condition.

On August 7, 2003, the Registrant issued a press release reporting its financial results for the period ended June 30, 2003. On August 14, 2003, the Registrant issued a press release with one correction.  A copy of each press release is being furnished as an exhibit to this report and is incorporated by reference into Item 12.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION

        (Registrant)

Date:  August 14, 2003

By: /s/ Alice P. Frazier

Alice P. Frazier

Executive Vice President and

   Chief Financial Officer

Exhibit Index

Exhibit No.

Description

99.1

Press release issued by the Registrant on August 7, 2003.

99.2

Press release issued by the Registrant on August 14, 2003.